PROMISSORY NOTE

$500,000
                                                            New York, New York
                                                                April 24, 1996

1. FOR VALUE RECEIVED, the undersigned, John B. Caouette (the "Borrower"), agrees to pay to the order of CapMAC Financial Services, Inc. (the "Lender") at 885 Third Avenue, New York, New York 10022 or such other place as may be designated by the Lender from time to time, in lawful money of the United States of America and in immediately available funds, the principal amount of Five Hundred Thousand Dollars ($500,000) together with interest on the unpaid portion of such principal amount from the date hereof until due and payable (whether at the stated maturity thereof, by acceleration or otherwise) at the per annum rate equal to 6.75%.

2. Interest on this Note will be payable annually concurrently with the payment of an annual bonus to the Borrower and, if no bonus is paid to the Borrower in any calender year, then interest on this Note shall be payable by the Borrower on the last business day of such year. The Lender (or any affiliate of the Lender) shall be entitled to deduct from any bonus or other compensation payable to the Borrower the amount of interest due hereon that is not paid by the Borrower when due. Interest shall be calculated on the basis of a year of 365 days for the actual number of days elapsed.

3. The principal amount of this Note shall become payable in full on the earlier of (i) April 24, 2001, (ii) the date of the Borrower's Termination of Employment for reasons other than death or disability and (iii) 90 days after the date of the Borrower's Termination of Employment due to death or disability. As used herein, "Termination of Employment" shall mean any termination of employment, whether voluntary or involuntary and with or without cause, including death or permanent disability. This Note shall become due and payable (i) within five days after notice by the Lender to the Borrower of any default by the Borrower of the Borrower's obligations hereunder and (ii) immediately upon the filing by or against the Borrower of any bankruptcy petition for protection under the bankruptcy laws of United States or any state thereof.

4. The principal amount of this Note may be prepaid in whole or in part at any time.

5. Upon the maturity of this Note (whether at the stated maturity thereof, by acceleration or otherwise), the Lender (or any of its affiliates) shall be entitled to apply any amounts due (including, without limitation, any severance payments) by the Lender (or any affiliate of the Lender) to the Borrower to the payment of any accrued and unpaid interest and any outstanding principal of this Note and of any other Notes issued by the Borrower to the Lender under the CapMAC Financial Services Executive Loan Program (the "Loan Program") in the inverse order of the maturity of such


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Notes, and the Borrower shall be liable for the payment of any remaining accrued interest and unpaid principal of this Note and any such other Notes.

6. The Borrower hereby agrees that as long as any amount is outstanding under this Note, the Borrower shall (i) not pledge any of his stock in CapMAC Holdings Inc., including any stock issuable to the Borrower upon the exercise of any stock options ("Stock"), to secure any indebtedness or other payment obligation and (ii) apply the proceeds of the sale of any Stock to repay the unpaid principal amount of this Note and of any other Note issued by the Borrower under the Loan Program, such payment to be applied to repay such Notes in the order specified by the Borrower or, if the Borrower does not specify how such payment is to be applied, in the inverse order of the maturity of all Notes issued by the Borrower under the Loan Program.

7. If any payment on this Note becomes due and payable on a day other than a business day the maturity thereof shall be extended to the next succeeding business day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.


IN WITNESS WHEREOF, the Borrower has duly executed and delivered this Note to the Lender


                                                       By: /s/ John B. Caouette
                                                           --------------------
                                                               John B. Caouette


Accepted and Agreed:


CapMAC FINANCIAL SERVICES, INC.


By: /s/ Paul Palmer
   ---------------------------
Title: Chief Financial Officer



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